EXHIBIT 10.3

Execution Version

AMENDMENT NO. 2
TO
ASSET PURCHASE AGREEMENT

November 17, 2016

This Amendment No. 2 (this “Amendment”) to that certain Asset Purchase Agreement (as amended, the “Purchase Agreement”), dated as of October 18, 2016, by and among Cosi, Inc., a Delaware corporation, Hearthstone Partners, LLC, a Massachusetts limited liability company, Hearthstone Associates, LLC, a Massachusetts limited liability company, Xando Cosi Maryland, Inc., a Maryland corporation, and Cosi Sandwich Bar, Inc., a Delaware corporation (each a “Seller” and collectively, the “Sellers”), and LIMAB LLC, a Delaware limited liability company (the “Purchaser”). Capitalized terms used and not defined herein shall have the meanings specified in the Purchase Agreement.

RECITALS

WHEREAS, Section 10.08 of the Purchase Agreement provides that the Purchase Agreement may be amended, modified or supplemented by written agreement of the Purchaser and the Sellers (the “Parties”);

WHEREAS, on October 28, 2016, the Parties entered into that certain Amendment No. 1 to Asset Purchase Agreement (the “First Amendment”), which, among other things, amended Section 8.01(c) of the Purchase Agreement to extend the diligence termination date to November 18, 2016; and

WHEREAS, the Parties desire to further amend the Purchase Agreement as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties do hereby agree to amend the Purchase Agreement as follows:

1.           Section 8.01(c) of the Purchase Agreement, as amended by the First Amendment, is amended to replace “November 18, 2016” with “November 22, 2016”.

2.           No Other Amendments. Except as expressly amended hereby, the Purchase Agreement is in all respects ratified and confirmed and all the terms, conditions, and provisions thereof shall remain in full force and effect. This Amendment is limited precisely as written and shall not constitute an amendment to any other term or condition of the Purchase Agreement or any of the documents referred to therein.

3.           Other Miscellaneous Terms. The provisions of Article X (General Provisions) of the Purchase Agreement shall apply mutatis mutandis to this Amendment, and to the Purchase Agreement as modified by this Amendment, taken together as a single agreement, reflecting the terms as modified hereby.

Signature Pages Follow.

2

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the undersigned as of the date first written above.

LIMAB LLC

By:	/s/ ANDREW BERGER
Name:	Andrew Berger
Title:	Manager

Signature Page to Amendment No. 2 to Asset Purchase Agreement

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the undersigned as of the date first written above.

COSI, INC.

By:	/s/ PATRICK BENNETT
Name:	Patrick Bennett
Title:	Interim CEO and President

HEARTHSTONE PARTNERS, LLC

By:	/s/ PATRICK BENNETT
Name:	Patrick Bennett
Title:	Interim CEO and President

HEARTHSTONE ASSOCIATES, LLC

By:	/s/ PATRICK BENNETT
Name:	Patrick Bennett
Title:	Interim CEO and President

XANDO COSI MARYLAND, INC.

By:	/s/ PATRICK BENNETT
Name:	Patrick Bennett
Title:	Interim CEO and President

COSI SANDWICH BAR, INC.

By:	/s/ PATRICK BENNETT
Name:	Patrick Bennett
Title:	Interim CEO and President

Signature Page to Amendment No. 2 to Asset Purchase Agreement